©2009: BioDelivery Sciences International, Inc.
All rights reserved
1
Future Leaders in the Biotech Industry
April 2, 2009
Dr. Mark A. Sirgo
President & Chief Executive Officer
NASDAQ: BDSI
Exhibit 99.1

©2009: BioDelivery Sciences International, Inc.
Notice Regarding Forward Looking Statements
Certain statements contained in this presentation or in other documents of BioDelivery Sciences International, Inc. (the
“Company”), along with certain statements that may be made by management of the Company orally in presenting this material, may contain “ forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Statements regarding future action, future performance and/or future results, including, without limitation, actual sales results, if any, or the timing for completion and results of scheduled or additional clinical trials and
FDA review of the Company's formulations and products, may differ from those set forth in the forward-looking statements.  Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate.
Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward-looking statement.  It is not possible to predict or identify all such risks, contingencies and uncertainties.  The Company identifies some of these factors in its Securities and Exchange Commission (“SEC”) filings on Forms 10-K, 10-Q and 8-K, and investors are advised to consult the Company’s filings for a more complete listing of risk factors, contingencies and uncertainties effecting the Company and its business and financial performance.
The Company assumes no obligation to update forward-looking statements as circumstances change. Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company's Form
10-K, 10-Q and 8-K reports.
In presenting this material or responding to inquiries in connection with a presentation, management may refer to results, projections or performance measures that are not prepared in accordance with U.S. Generally Accepted Accounting
Principles (“GAAP”) as reported in the Company’s SEC filings.  These results, projections or performance measures are
Non-GAAP measures and are not intended to replace or as a substitute for results measured under GAAP, but rather as supplement to the GAAP reported results.

©2009: BioDelivery Sciences International, Inc.
Corporate Highlights
SPECIALTY PHARMACEUTICAL COMPANY
– Leverage novel proprietary patent-protected drug delivery technologies to rapidly advance the commercialization of new applications of proven therapeutics to address unmet market needs
HIGH ROI DRUG DEVELOPMENT PLATFORM
– Utilize the 505 (b)(2) regulatory process to bring products to market faster, with less risk, and at lower costs resulting in higher return on investment
FOCUSED COMMERCIAL APPROACH
– Commercial focus on products targeting conditions common to surgical and oncology patients such as pain and infections- narrow marketing channel with large sales opportunities
COMPELLING BILLION DOLLAR PORTFOLIO PROJECTED
– Near-term
product
opportunity:
ONSOLIS
™
(BEMA
™
Fentanyl), 1H 2009 approval anticipated;
>$200 million peak sales potential, Strong global marketing partner
– Medium-term
portfolio:
BEMA
™
Buprenorphine (Phase 2), Bioral
™
Amphotericin B (Phase 1)
STRONG FINANCIALS
– No Debt; $30 million* upon ONSOLIS
™
approval and launch; double digit royalty
* Includes $3.0 million advance received January 2009 ($26.9 million due at approval and launch)

©2009: BioDelivery Sciences International, Inc.
Key Value Driver: 1H 2009 Approval of ONSOLIS™
Anticipated For Breakthrough Cancer Pain
August 28, 2008: received a Complete Response Letter
ONSOLIS™ Complete Response Content:
– Conversion of risk minimization action plan (“RiskMAP”) to a risk evaluation mitigation strategy (“REMS”)
– No other deficiencies noted, including chemistry, manufacturing and controls, nonclinical, or clinical efficacy/safety.
FDA meeting held November 17 to review draft REMS
Resubmission completed December 2008
– FDA action date is June 2009

©2009: BioDelivery Sciences International, Inc. Transmucosal Fentanyl Drug Delivery Technologies Competitive Landscape

ACTIQ®
fentanyl
ACTIQ®
400 mcg

BioDelivery
Sciences International

©2009: BioDelivery Sciences International, Inc.
Transmucosal Fentanyl Delivery Systems
Actiq ®
(1996)
Fentora ®
(2006)
Formulation:
Buccal tablet
Administration:
Place between cheek
and gums above a molar. Allow to
dissolve.  After 30 minutes, if remnants
still remain, swallow with a glass of water.
Formulation:
Oral transmucosal lozenge
Administration:
Place between cheeks
and gums and actively suck while moving
around the mouth.
ONSOLIS ™
Formulation:
Buccal soluble film
Administration:
Place inside mouth on
inner cheek.  Hold for 5 seconds.
Dissolves within 15-30 minutes.

Mucoadhesive Layer
Backing Layer

Backing Layer
Adhesive Layer
Mucosal Surface

BioDelivery Sciences International

©2009: BioDelivery Sciences International, Inc.
BEMA ™ (BioErodible MucoAdhesive) Film Technology
Bi-layered film technology
Active drug in the muco-
adhesive layer
Backing layer facilitates
unidirectional flow of drug
Adheres to oral mucosa in < 5
seconds
Dissolves within 15-30
minutes
Designed to optimize delivery
across the mucosa
BEMA attributes:
Convenient
Easy to use
Good oral tolerability in
clinical studies
Cannot be crushed or snorted

©2009: BioDelivery Sciences International, Inc. ONSOLIS ™ - Profile and Attributes

Plasma Fentanyl Concentration (ng/mL)

BioDelivery Sciences International

©2009: BioDelivery Sciences International, Inc.
0.0
0.5
1.0
1.5
2.0
0 5 10 15 20 25
Time After Dose Administration (hours)
0.0
0.5
1.0
1.5
2.0
0 1 2 3 4 5 6
Greater and More Rapid Absorption of Fentanyl
Compared to Actiq ® in this PK Study
40% Greater Absorption versus Actiq®
ONSOLIS™
The mean peak concentration was higher after ONSOLIS™ than Actiq®
The median Tmax was shorter on ONSOLIS™ (1 hour) than Actiq® (2 hours)
Plasma Concentrations – 800 mcg doses*
Vasisht, et al.  American Academy of Pain Medicine, Poster Presentation, February 2008.

©2009: BioDelivery Sciences International, Inc.
ONSOLIS ™: Dose Proportionality Across Dose Range
Dose Proportionality Demonstrated Based on Linear Pharmacokinetics
0.0
0.5
1.0
1.5
2.0
2.5
0 6 12 18 24 30 36 42 48
Time (hr)
1200 µg
600 µg
200 µg
ONSOLIS Plasma Fentanyl Concentrations
Vasisht, et al. American Pain Society, Poster Presentation, May 2008.

©2009: BioDelivery Sciences International, Inc.
ONSOLIS ™ Attributes
Thin Film
(simple placement)
Convenient, Easy to use
“Adheres – Delivers - Dissolves”
2.0%
*
0%
*
Good Oral Tolerability
- Incidence of drug-related application site AEs
- Discontinued due to application site AEs
200 – 1200 mcgs
3%
*
Provides linear pharmacokinetics across full
dose range
- Dose range
- Effective dose not found
* % patients in FEN-201 and FEN-202 Phase 3 clinical studies

©2009: BioDelivery Sciences International, Inc. ONSOLIS ™ Market Opportunity

Patients (000's)

BioDelivery Sciences International

©2009: BioDelivery Sciences International, Inc.
1200
800
500
0
200
400
600
800
1000
1200
Cancer Patients CA + Pain BTP
Significant Market Opportunity –
Breakthrough Cancer Pain
Current/Future Market Size:
US cancer breakthrough pain market:
Branded Drugs - sales estimated to grow
from $400 mln ~$1.3 bln by 2017
1
Current Market Leaders :
Fentora
™
: $182 million
Actiq
®
/Generics: $562 million
ONSOLIS Expectations:
Peak sales potential >$200 million
Source:
1 Datamonitor, Commercial & Pipeline Insights – Opioids; March 2008
2 Wolters Klewer, 2008 sales
Source: Data Monitor
(US Data Only-calculations based on one year incidence,
actual numbers will be higher due to survival beyond one
year)
<20,000 patients
being treated for
cancer BTP
2

©2009: BioDelivery Sciences International, Inc. ONSOLIS ™ Commercial Partner

©2009: BioDelivery Sciences International, Inc.
ONSOLIS
™
Global Commercialization Partner*: MEDA AB
Intl specialty pharma based in Sweden
2,500 employees/1,650 com ops
Sales: 2001 - 2007: $30M       $1.3B
Significant US presence via MedPointe
(Carter Wallace) acquisition in 2007
Therapeutic expertise includes
pain/inflammation (Soma
®
, tramadol,
NSAIDs) and respiratory (Astellin
®
)
Global partner – pain experience
ONSOLIS™
#
1 priority worldwide
Primary detailing position - 2 yrs
Over 400 US sales reps; coverage
of pain specialists
* Licnesing agreement does not include Taiwan and South Korea

©2009: BioDelivery Sciences International, Inc.
ONSOLIS ™ Represents a Significant Financial
Opportunity for BDSI
Financial Benefits to BDSI
$30 million upon NDA approval and commercial launch*
$30 million for achievement of specified sales milestones
Significant double digit royalty
Meda covers all future development costs for ONSOLIS including REMS program; Phase IIIB-IV and Non-Cancer Breakthrough Pain program
Peak Forecast Sales in excess of $200 million**
Anders Lonner, CEO of Meda AB, stated “BEMA Fentanyl represents a huge opportunity for us in the U.S. Our ambition with this product within the breakthrough cancer pain in opioid tolerant patients indication is to reach well over $200 million in yearly sales.”
* Includes advance received January 2009.
** BDSI estimate

©2009: BioDelivery Sciences International, Inc.
Capital Efficient Business Model
ONSOLIS
™
– Early and significant return on investment
<$25M Total Costs
3 Years Timeline to NDA
Product Development
* Approval anticipated 1H09

©2009: BioDelivery Sciences International, Inc. Medium-Term Product Portfolio

©2009: BioDelivery Sciences International, Inc.
BEMA
™
Buprenorphine: Schedule III Narcotic
BDSI’s Entry Into Broader Pain Market
Market Need Rapidly escalating problem of opioid abuse and
addiction in the US
Short and long-term side effect issues with opioids
Safety issues with COX-2 inhibitors and NSAIDS
Development
Goals
Initial indication: Post-operative pain using 505(b)(2)
Follow-on indication: Chronic pain (back Pain,
osteoarthritis, etc.) – moderate to severe.
Market
Opportunity
Peak Forecast Sales Potential >$500 million *
* BDSI estimate
Potential
Attributes
Lower abuse and addiction potential
Lower incidence of opioid side effects
Once daily dosing

©2009: BioDelivery Sciences International, Inc.
BEMA ™ Buprenorphine Provides a Potential
Alternative to CII Drugs
NSAID, COX-2
Weak opioid
Severe Pain: Strong opioid
Pain
persisting or
increasing
Pain
persisting or
increasing
Acute Pain:
• Post operative
• Musculoskeletal injuries
• Acute low back pain
Fentanyl
Morphine
OxyContin
®
BEMA
™
Buprenorphine
Tramadol
COX-2’s
Naproxen
Acetaminophen
Delay CII opioid use
OxyContin is a registered trademark of Purdue Pharma.
Moderate Pain:
Mild Pain:

©2009: BioDelivery Sciences International, Inc.
BEMA Buprenorphine Provides a Potential
Alternative to CII Drugs
Mild Pain: non-opioid
Pain
persisting or
increasing
Pain
persisting or
increasing
OxyContin ®
Duragesic ®
Kadian/Avinza ®
Chronic Pain Indications:
•Back Pain
•Osteoarthritis
BEMA ™
Buprenorphine
Tramadol
Vicodin ®
COX-2’s
Naproxen
Ibuprofen
Delay CII opioid use
OxyContin is a registered trademark of Purdue Pharma.
Duragesic is a registered trademark of Johnson & Johnson
Avinza is a registered trademark of King Pharmaceuticals
Kadian is a registered trademark of Actavis
Severe Pain: strong opioid
± non-opioid
Moderate Pain: weak opioid ± non-opioid

©2009: BioDelivery Sciences International, Inc.
Moderate to Severe Pain Market Accounts for
Over 50% of Units Sold
Source:  Wolters Kluwer Integrated Pharmaceutical Audits.  Mild = APAP, salicylate, NSAIDs/COXII, Moderate to severe =
hydrocodone, propoxyphene, codeine & combination, Severe = morphine, oxycodone, fentanyl, methadone
Segment Value
of approximately
$4–5 Billion
Integrated Units (Millions)
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000
22,000
24,000
26,000
2004 2005 2006 2007
Severe
Mod to
Sev
Mild
BEMA Buprenorphine
will compete for this
market segment
>50% of units

Buprenorphine Concentrations (ng/mL)

BioDelivery Sciences International

©2009: BioDelivery Sciences International, Inc.
BEMA ™ Buprenorphine:
Initial Formulation Pharmacokinetics
0
0.2
0.4
0.6
0.8
1
1.2
1.4
1.6
0 1 2 3 4 5 6 7 8 9
Hours
Suboxone 2 mg
BEMA™ Buprenorphine
Initial Formulation 2 mg

Buprenorphine Concentrations (ng/mL)

BioDelivery Sciences International

©2009: BioDelivery Sciences International, Inc.
BEMA
™
Buprenorphine PK/PD Study – BEMA Buprenorphine
Provides Rapid and High Blood Plasma Concentrations
Suboxone 2 mg
BEMA™ Buprenorphine
Initial Formulation 2 mg
BEMA™ Buprenorphine
NEW Formulation 1 mg
0
0 1 2 3 4 5 6 7 8 9
Hours
0.2
0.4
0.6
0.8
1
1.2
1.4
1.6

©2009: BioDelivery Sciences International, Inc.
1H 2012 / 1H 2013 NDA Submission/
Approval
Phase 3
Phase 2
BEMA™ Buprenorphine Development Timeline
1H 2011 / 1H 2012
Bunionectomy; Pre-
hip/knee replacement
surgery
Planned for 1Q 2010
Dental pain study
Planned for 2Q 2009
NSAID-resistant
Osteoarthritis
Planned for 4Q 2010
N/A
Chronic
Acute

©2009: BioDelivery Sciences International, Inc.
BEMA™ Buprenorphine: Market Positioning
First Target:  moderate to severe acute pain
– Post-operative
– Musculoskeletal
Second Target: moderate to severe chronic pain
– Lower Back
– Osteoarthritis
BEMA™ Buprenorphine can potentially generate sales of over
$500 million* with a share of only ~10% of the moderate-severe pain market segment
*BDSI estimate
Narcotic of choice in patients requiring
acute or chronic pain treatment stepping up from
NSAIDs or other non narcotic analgesics

©2009: BioDelivery Sciences International, Inc. Bioral ™ Drug Delivery Technology IV Oral Delivery

©2009: BioDelivery Sciences International, Inc.
Bioral™ Amphotericin B:
Potential First Oral Fungicidal
Market Need
Drug resistance to existing oral “fungistatic”
agents leads to hospitalization and IV
amphotericin B treatment
No orally available agents
Development
Goals
First oral fungicidal agent; Potential to prevent
hospitalizations and/or facilitate earlier patient
discharge
Treatment of esophageal candidiasis
Improved tolerability
Market
Opportunity
Peak Forecast Sales >$400 million *
* BDSI estimate
Development
Support
Cooperative R&D agreement (CRADA) with
Walter Reed Army Institute for Research
(WRAIR): Leishmaniasis
Drugs for Neglected Disease initiative (DNDi) –
clinical program for neglected parasitic diseases

©2009: BioDelivery Sciences International, Inc.
Phase 1 Study Results - Bioral ™ Amphotericin B
0
5
10
15
20
25
30
35
40
45
0 6 12 18 24 30 36 42 48
Hours
200 mg 400 mg 800 mg
• Bioral
™
Amphotericin B was well-tolerated at single oral doses of 200 & 400 mg
• Plasma concentrations of Amphotericin are comparable to prior results from animal studies
* Abstract presented at the Focus on Fungal Infections Meeting, March 2009

©2009: BioDelivery Sciences International, Inc.
Phase 3
Phase 2
Esophageal Candidiasis: Planned for 2011
Leishmaniasis 2010 (DNDi, WRAIR)*
Single dose pharmacokinetics completed
4Q 2008
Multi-dose pharmacokinetic study 2Q 2009
Phase 1
Bioral™ Amphotericin B Development Timeline*
* Research and development partnership with Drugs for Neglected Diseases initiative
(DNDi) and Walter Reed Army Institute for Research.

©2009: BioDelivery Sciences International, Inc.
Pre-clinical Phase I Phase II Phase III NDA Filed Marketed
Product
ONSOLIS™
(fentanyl
buccal soluble film)
Breakthrough Cancer Pain**
BEMA™
Buprenorphine
Moderate to Severe Pain
Bioral
™
Amphotericin B
Fungal Infections
>$200 million*
$500 million+*
$400 Million*
* peak sales potential, BDSI estimate
** Opioid tolerant patients
Product Portfolio Summary
= Anticipated in 2009

©2009: BioDelivery Sciences International, Inc.
2009 Financial Highlights
ONSOLIS
™
NDA Approval & Launch
Royalty on Sales of ONSOLIS
™
Cash Flow Positive From Operations
$30.0 Million*
Double-digit
> $30 Million Potential
Includes $3.0 million advance received January 2009

©2009: BioDelivery Sciences International, Inc.
Investor Highlights: BDSI*
Near-Term Product Opportunity:
ONSOLIS
™
(BEMA
™
Fentanyl) approval anticipated in 1H 2009, Strong
Commercial Partner making ONSOLIS
™
#1 Global Priority
Medium-Term Product Potential
(BEMA
™
Buprenorphine, Bioral
™
Amphotericin B) = Revenue
Growth Potential
2009 Key Financials:
– Debt free
– > $30 Million Revenue Potential and cash flow positive 2009**
* Market cap (03/30/09): $63 million based on 19.2 million shares outstanding at $3.30
** Includes $3.0 million advance received January 2009